Exhibit 99.1

For more information, contact:

Investors:

Corey Kinger

VP Investor Relations

212.601.7569

corey.kinger@ww.com

Media:

Nicole Penn

VP Corporate Communications

917.734.0802

nicole.penn@ww.com

WW Announces Second Quarter 2020 Results with Record Digital Subscribers

•	Q2 2020 End of Period Subscribers up 9% year-over-year to 5.0 million, an all-time Q2-end high

•	Q2 2020 End of Period Digital Subscribers at all-time high and up 23% year-over-year

•	Q2 2020 Revenues of $334 million, down 10%, or 9% on a constant currency basis, year-over-year due to studio closures

•	Q2 2020 Gross Margin of 58%; excluding one-time charges, Q2 2020 adjusted gross margin of 60%, the highest level in 8 years

NEW YORK (August 4, 2020) – WW International, Inc. (NASDAQ: WW) today announced its results for the second quarter of fiscal 2020.

“We ended the quarter with our highest-ever Q2 subscriber base of 5.0 million, driven by a record level of digital subscribers, which were up 23% year-over-year. These milestones combined with the strength in digital revenues and our high margins are all testament to the work of our teams and talent around the world,” said Mindy Grossman, the Company’s President and CEO. “The impact of our accelerated digital transformation is evident in our second quarter results and will continue to be a key driver of our future growth and profitability. Creating exciting new coaching experiences, adding new digital features and producing creative content that is insightful, interactive and engaging will greatly increase our ability to attract new members to WW, retain them longer, help them achieve their weight loss and wellness goals, and deliver on our mission to democratize wellness for all.”

“Our second quarter results demonstrate the benefits of our digital focus with strength in digital revenues, ecommerce, and gross margin,” said Nick Hotchkin, the Company’s CFO, Operating Officer, North America and President, Emerging Markets. “While our Q2 2020 GAAP EPS was $0.20, excluding one-time charges in the quarter, adjusted EPS was $0.67, demonstrating strong performance despite the COVID-19 environment. We are nimbly managing our studio cost structure and are on-track to deliver on our $100 million cost-savings initiative, while maintaining strong liquidity and financial flexibility.”

Q2 2020 Consolidated Results

	Three Months Ended		% Change		% Change Adjusted for Constant Currency(1)
(in millions except percentages and per share amounts)	June 27, 2020	June 29, 2019
Service Revenues, net	$293.0	$313.8	(6.6%	)	(5.7%	)
Product Sales and Other, net	40.6	55.3	(26.5%	)	(25.7%	)

Revenues, net	$333.6	$369.0	(9.6%	)	(8.7%	)
Gross Profit	194.7	215.8	(9.8%	)	(8.8%	)
Adjustments
2020 Restructuring Charges	$6.5	—

Adjusted Gross Profit(1)	$201.2	$215.8	(6.8%	)	(5.8%	)
Operating Income	$51.0	$105.5	(51.7%	)	(50.4%	)
Adjustments
Winfrey Stock Compensation Expense	$32.7	—
2020 Restructuring Charges	$11.2	—

Adjusted Operating Income(1)	$94.9	$105.5	(10.0%	)	(8.7%	)
Net Income*	$14.0	$53.8	(74.0%	)	(72.1%	)
EPS	$0.20	$0.78	(74.2%	)	(72.4%	)
Total Paid Weeks	63.9	60.8	5.1%		N/A
Digital(2) Paid Weeks	48.3	41.3	16.8%		N/A
Studio + Digital(3) Paid Weeks	15.6	19.5	(19.7%	)	N/A
End of Period Subscribers(4)	5.0	4.6	8.6%		N/A
Digital Subscribers	3.9	3.2	23.2%		N/A
Studio + Digital Subscribers	1.1	1.4	(24.2%	)	N/A

Note: Totals may not sum due to rounding.

(1)	See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.
(2)	“Digital” refers to providing subscriptions to the Company’s digital product offerings, including the Personal Coaching + Digital product.
(3)

“Studio + Digital” refers to providing access to the Company’s weekly in-person workshops combined with the Company’s digital subscription product offerings to commitment plan subscribers. The “Studio + Digital” business also includes the provision of access to workshops for members who do not subscribe to commitment plans, including the Company’s “pay-as-you-go” members.

(4)	“Subscribers” refers to Digital subscribers and Studio + Digital subscribers who participate in recur bill programs in Company-owned operations.

*	Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to WW International, Inc.

Q2 2020 Business and Financial Highlights

•

End of Period Subscribers in Q2 2020 were up 8.6% versus the prior year period, driven by Digital subscriber growth across all major geographic markets. Q2 2020 End of Period Digital Subscribers were up 23.2% and End of Period Studio + Digital Subscribers were down 24.2% versus the prior year period.

•

Total Paid Weeks in Q2 2020 were up 5.1% versus the prior year period, driven by Digital growth across all major geographic markets. Q2 2020 Digital Paid Weeks increased 16.8% and Studio + Digital Paid Weeks decreased 19.7% versus the prior year period.

•	Revenues in Q2 2020 were $333.6 million. On a constant currency basis, Q2 2020 revenues decreased 8.7% versus the prior year period.

¡

Service Revenues in Q2 2020 were $293.0 million. On a constant currency basis, these revenues decreased 5.7% versus the prior year period, primarily driven by declines in Studio + Digital Fees as a result of the closure of our studios due to COVID-19.

¡

Product Sales and Other in Q2 2020 were $40.6 million. On a constant currency basis, these revenues decreased 25.7% versus the prior year period, primarily due to lower in-studio product sales as a result of the closure of our studios due to COVID-19.

•

Gross Profit in Q2 2020 was $194.7 million. Adjusted gross profit in Q2 2020 was $201.2 million, which excluded $6.5 million in charges associated with the Company’s previously disclosed 2020 organizational restructuring plan. On a constant currency basis, adjusted gross profit would have decreased 5.8% versus the prior year period.

¡	Gross Margin in Q2 2020 was 58.3% and adjusted gross margin was 60.3%. This compares to a gross margin of 58.5% in the prior year period.

•

Operating Income in Q2 2020 was $51.0 million. Adjusted operating income in Q2 2020 was $94.9 million, which excluded the $32.7 million one-time stock compensation expense associated with the previously disclosed option granted to Ms. Oprah Winfrey in connection with the Company extending its partnership with Ms. Winfrey and the $11.2 million in charges associated with the Company’s previously disclosed 2020 organizational restructuring plan. On a constant currency basis, adjusted operating income would have decreased 8.7% versus the prior year period. This decrease was due to lower revenues related to the Company’s Studio + Digital business.

¡	Operating Income Margin for Q2 2020 was 15.3% and adjusted operating income margin was 28.4%. This compares to an operating income margin of 28.6% in the prior year period.

•	Effective Tax Rate in Q2 2020 was 28.6%, versus 23.6% in the prior year period.

•	Net Income in Q2 2020 was $14.0 million compared to $53.8 million in the prior year period.

•	Earnings per fully diluted share (EPS) in Q2 2020 was $0.20 compared to $0.78 in the prior year period.

¡	Certain items affect year-over-year comparability. The following items in the aggregate negatively impacted Q2 2020 fully diluted EPS by $0.47:

◾

$0.35 per fully diluted share impact from the one-time stock compensation expense associated with the previously disclosed option granted to Ms. Winfrey in connection with the Company extending its partnership with Ms. Winfrey.

◾	$0.12 per fully diluted share impact from charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

Other Items

•

Cash balance as of June 27, 2020 was $150.4 million. On June 5, 2020, WW fully repaid the borrowings outstanding under its revolving credit facility, which it previously drew down in Q1 2020 as a precautionary measure in light of the COVID-19 outbreak.

Second Quarter 2020 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Mindy Grossman, President and Chief Executive Officer, and Nicholas Hotchkin, Chief Financial Officer, Operating Officer, North America & President, Emerging Markets, will discuss the second quarter of fiscal 2020 results and answer questions from the investment community.

The live webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, in the Investors section under Presentations and Events. Supplemental investor materials will also be available in the same location prior to the start of the webcast. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release and today’s scheduled conference call:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Gross profit, gross profit margin, operating income, operating income margin, and earnings per fully diluted share are discussed both as reported (on a GAAP basis)

and, with respect to the second quarter of fiscal 2020, as adjusted (on a non-GAAP basis), to exclude the impact of the one-time stock compensation expense associated with the previously disclosed option granted to Ms. Winfrey in connection with the Company extending its partnership with Ms. Winfrey and charges associated with the Company’s previously disclosed 2020 organizational restructuring plan, as applicable. The Company also presents in the attachments to this release the non-GAAP financial measures earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”), earnings before interest, taxes, depreciation, amortization, stock-based compensation, 2020 restructuring charges and goodwill impairment (“Adjusted EBITDAS”), net debt, and a net debt to Adjusted EBITDAS ratio. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. The Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About WW International, Inc.

WW – Weight Watchers reimagined – is a global wellness company powered by the world’s leading commercial weight management program. We inspire millions of people to adopt healthy habits for real life. Through our engaging tech-enabled experience and face-to-face group workshops, members follow our livable and sustainable program of healthy eating, physical activity, and a helpful mindset. Leveraging more than five decades of experience in building inspired communities and our deep expertise in behavioral science, we aim to democratize wellness and to deliver wellness for all. To learn more about the WW approach to healthy living, please visit ww.com. For more information about our global business, visit our corporate website at corporate.ww.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, revenue and earnings guidance and any statements about the Company’s plans, strategies and prospects and the impact of the COVID-19 virus. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: the impact of the global outbreak of the COVID-19 virus on the Company’s business and liquidity and on the business environment and markets in which the Company operates; competition from other weight management and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives, including the Company’s strategic digital transformation; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers and other partners; the impact of the Company’s substantial amount of debt, debt service obligations and debt covenants, and the Company’s exposure to variable rate indebtedness; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property and foreign currency risks; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the Company’s failure to maintain effective internal control over financial reporting; the possibility that the interests of Artal Group S.A., the largest holder of the Company’s common stock and a shareholder with significant influence over the Company, will conflict with the Company’s interests or the interests of other holders of the Company’s common stock; the impact that the sale of substantial amounts of the Company’s common stock by existing large shareholders, or the perception that such sales could occur, could have on the market price of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the United States Securities and Exchange Commission (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

UNAUDITED

	June 27, 2020	December 28, 2019

ASSETS
Cash and cash equivalents	$150,409	$182,736
Other current assets	127,229	112,654

TOTAL CURRENT ASSETS	277,638	295,390
Property and equipment, net	60,924	54,066
Operating lease assets	140,723	151,983
Goodwill, franchise rights and other intangible assets, net	961,454	970,392
Other assets	28,801	26,483

TOTAL ASSETS	$1,469,540	$1,498,314

LIABILITIES AND TOTAL DEFICIT
Portion of long-term debt due within one year	$96,250	$96,250
Portion of operating lease liabilities due within one year	37,829	33,236
Other current liabilities	237,306	264,584

TOTAL CURRENT LIABILITIES	371,385	394,070
Long-term debt	1,444,360	1,479,920
Long-term operating lease liabilities	117,254	128,464
Deferred income taxes, other	182,085	177,681

TOTAL LIABILITIES	$2,115,084	$2,180,135

Redeemable noncontrolling interest	3,609	3,722

Shareholders’ deficit	(649,153)	(685,543)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,469,540	$1,498,314

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	June 27, 2020	June 29, 2019
Service revenues, net (1)	$292,997	$313,768
Product sales and other, net (2)	40,640	55,255

Revenues, net	333,637	369,023

Cost of services (3)	108,006	122,121
Cost of product sales and other	30,960	31,088

Cost of revenues	138,966	153,209

Gross profit	194,671	215,814
Marketing expenses	41,894	49,967
Selling, general and administrative expenses	101,792	60,374

Operating income	50,985	105,473
Interest expense	30,995	34,732
Other expense, net	416	438

Income before income taxes	19,574	70,303
Provision for income taxes	5,592	16,586

Net income	13,982	53,717
Net loss attributable to the noncontrolling interest	24	117

Net income attributable to WW International, Inc.	$14,006	$53,834

Earnings Per Share attributable to WW International, Inc.
Basic	$0.21	$0.80

Diluted	$0.20	$0.78

Weighted average common shares outstanding:
Basic	67,641	67,124

Diluted	69,799	69,141

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Studio + Digital Fees”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product. “Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products in studios, via e-commerce, and through several trusted retail partners, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and royalties.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital and Studio + Digital services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Six Months Ended
	June 27, 2020	June 29, 2019
Service revenues, net (1)	$617,654	$620,494
Product sales and other, net (2)	116,344	111,694

Revenues, net	733,998	732,188

Cost of services (3)	243,572	251,078
Cost of product sales and other	84,764	64,347

Cost of revenues	328,336	315,425

Gross profit	405,662	416,763
Marketing expenses	159,828	164,216
Selling, general and administrative expenses	166,318	125,176
Goodwill impairment	3,665	—

Operating income	75,851	127,371
Interest expense	62,546	69,927
Other expense, net	438	741

Income before income taxes	12,867	56,703
Provision for income taxes	4,942	13,711

Net income	7,925	42,992
Net loss attributable to the noncontrolling interest	18	156

Net income attributable to WW International, Inc.	$7,943	$43,148

Earnings Per Share attributable to WW International, Inc.
Basic	$0.12	$0.64

Diluted	$0.11	$0.62

Weighted average common shares outstanding:
Basic	67,538	67,044

Diluted	69,898	69,268

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Studio + Digital Fees”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product. “Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products in studios, via e-commerce, and through several trusted retail partners, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues (including revenues from the WW Presents: Oprah’s 2020 Vision tour), and franchise fees with respect to commitment plans and royalties.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital and Studio + Digital services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended		Variance
	June 27,	June 29,
	2020	2019
Digital Paid Weeks (1)
North America	30,439	26,027	17.0%
CE	13,941	11,992	16.3%
UK	3,010	2,536	18.7%
Other (2)	893	774	15.4%

Total Digital Paid Weeks	48,282	41,329	16.8%

Studio + Digital Paid Weeks (1)
North America	10,670	13,134	(18.8%)
CE	2,568	3,094	(17.0%)
UK	1,970	2,672	(26.3%)
Other (2)	434	572	(24.2%)

Total Studio + Digital Paid Weeks	15,642	19,473	(19.7%)

Total Paid Weeks (1)
North America	41,109	39,161	5.0%
CE	16,509	15,086	9.4%
UK	4,979	5,208	(4.4%)
Other (2)	1,327	1,346	(1.4%)

Total Paid Weeks	63,924	60,802	5.1%

End of Period Digital Subscribers (3)
North America	2,475	1,996	24.0%
CE	1,105	914	20.8%
UK	250	195	28.1%
Other (2)	70	59	17.4%

Total End of Period Digital Subscribers	3,900	3,165	23.2%

End of Period Studio + Digital Subscribers (3)
North America	734	945	(22.3%)
CE	168	223	(24.8%)
UK	134	192	(30.3%)
Other (2)	28	43	(35.8%)

Total End of Period Studio + Digital Subscribers	1,063	1,403	(24.2%)

Total End of Period Subscribers (3)
North America	3,209	2,941	9.1%
CE	1,273	1,138	11.9%
UK	384	387	(0.9%)
Other (2)	98	103	(5.0%)

Total End of Period Subscribers	4,963	4,568	8.6%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching + Digital); (ii) “Studio + Digital Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Studio + Digital Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Personal Coaching + Digital, subscribers; (ii) “End of Period Studio + Digital Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Studio + Digital Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Six Months Ended		Variance
	June 27,	June 29,
	2020	2019
Digital Paid Weeks (1)
North America	59,859	50,635	18.2%
CE	26,901	23,146	16.2%
UK	5,891	4,972	18.5%
Other (2)	1,836	1,566	17.3%

Total Digital Paid Weeks	94,487	80,318	17.6%

Studio + Digital Paid Weeks (1)
North America	23,634	26,378	(10.4%)
CE	5,584	6,219	(10.2%)
UK	4,584	5,388	(14.9%)
Other (2)	1,027	1,205	(14.8%)

Total Studio + Digital Paid Weeks	34,829	39,190	(11.1%)

Total Paid Weeks (1)
North America	83,493	77,013	8.4%
CE	32,485	29,365	10.6%
UK	10,475	10,360	1.1%
Other (2)	2,863	2,770	3.3%

Total Paid Weeks	129,316	119,508	8.2%

End of Period Digital Subscribers (3)
North America	2,475	1,996	24.0%
CE	1,105	914	20.8%
UK	250	195	28.1%
Other (2)	70	60	17.4%

Total End of Period Digital Subscribers	3,900	3,165	23.2%

End of Period Studio + Digital Subscribers (3)
North America	734	945	(22.3%)
CE	168	223	(24.8%)
UK	134	192	(30.3%)
Other (2)	28	43	(35.8%)

Total End of Period Studio + Digital Subscribers	1,063	1,403	(24.2%)

Total End of Period Subscribers (3)
North America	3,209	2,941	9.1%
CE	1,273	1,138	11.9%
UK	384	387	(0.9%)
Other (2)	98	103	(5.0%)

Total End of Period Subscribers	4,963	4,568	8.6%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching + Digital); (ii) “Studio + Digital Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Studio + Digital Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Personal Coaching + Digital, subscribers; (ii) “End of Period Studio + Digital Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Studio + Digital Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Q2 2020 Variance
						2020
						Constant
	Q2 2020			Q2 2019	2020	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2019	2019
Selected Financial Data
Consolidated Company Revenues	$333,637	$3,405	$337,043	$369,023	(9.6%)	(8.7%)
Consolidated Digital Subscription Revenues (1)	$177,921	$1,813	$179,734	$156,969	13.3%	14.5%
Consolidated Studio + Digital Fees (2)	$115,076	$1,158	$116,234	$156,799	(26.6%)	(25.9%)
Consolidated Service Revenues (3)	$292,997	$2,971	$295,968	$313,768	(6.6%)	(5.7%)
Consolidated Product Sales and Other (4)	$40,640	$434	$41,074	$55,255	(26.5%)	(25.7%)

North America
Digital Subscription Revenues (1)	$115,922	$303	$116,225	$102,851	12.7%	13.0%
Studio + Digital Fees (2)	$86,131	$194	$86,325	$116,958	(26.4%)	(26.2%)
Service Revenues (3)	$202,053	$496	$202,549	$219,809	(8.1%)	(7.9%)
Product Sales and Other (4)	$25,472	$49	$25,521	$35,835	(28.9%)	(28.7%)
Total Revenues	$227,525	$544	$228,069	$255,644	(11.0%)	(10.8%)
CE
Digital Subscription Revenues (1)	$50,704	$913	$51,617	$43,586	16.3%	18.4%
Studio + Digital Fees (2)	$17,858	$346	$18,204	$23,681	(24.6%)	(23.1%)
Service Revenues (3)	$68,562	$1,259	$69,821	$67,267	1.9%	3.8%
Product Sales and Other (4)	$9,257	$186	$9,443	$10,062	(8.0%)	(6.2%)
Total Revenues	$77,819	$1,445	$79,264	$77,329	0.6%	2.5%
UK
Digital Subscription Revenues (1)	$7,571	$259	$7,830	$6,993	8.3%	12.0%
Studio + Digital Fees (2)	$8,001	$283	$8,284	$11,498	(30.4%)	(28.0%)
Service Revenues (3)	$15,572	$541	$16,113	$18,491	(15.8%)	(12.9%)
Product Sales and Other (4)	$4,165	$141	$4,306	$6,034	(31.0%)	(28.6%)
Total Revenues	$19,737	$682	$20,419	$24,525	(19.5%)	(16.7%)
Other (5)
Digital Subscription Revenues (1)	$3,724	$338	$4,062	$3,539	5.2%	14.8%
Studio + Digital Fees (2)	$3,086	$336	$3,422	$4,662	(33.8%)	(26.6%)
Service Revenues (3)	$6,810	$674	$7,484	$8,201	(17.0%)	(8.7%)
Product Sales and Other (4)	$1,746	$60	$1,806	$3,324	(47.5%)	(45.7%)
Total Revenues	$8,556	$735	$9,291	$11,525	(25.8%)	(19.4%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product.
(2)	“Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Service Revenues” equal “Digital Subscription Revenues” plus “Studio + Digital Fees”.
(4)

“Product Sales” are sales of consumer products in studios, via e-commerce, and through several trusted retail partners, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and royalties.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					First Half 2020 Variance
						2020
						Constant
	First Half 2020			First Half 2019	2020	Currency
	GAAP	Currency Adjustment	Constant Currency	GAAP	vs 2019	vs 2019
Selected Financial Data
Consolidated Company Revenues	$733,998	$7,093	$741,092	$732,188	0.2%	1.2%
Consolidated Digital Subscription Revenues (1)	$352,467	$3,731	$356,198	$305,824	15.3%	16.5%
Consolidated Studio + Digital Fees (2)	$265,188	$2,422	$267,610	$314,670	(15.7%)	(15.0%)
Consolidated Service Revenues (3)	$617,654	$6,153	$623,808	$620,494	(0.5%)	0.5%
Consolidated Product Sales and Other (4)	$116,344	$940	$117,284	$111,694	4.2%	5.0%

North America
Digital Subscription Revenues (1)	$232,272	$365	$232,637	$201,611	15.2%	15.4%
Studio + Digital Fees (2)	$198,974	$248	$199,222	$234,557	(15.2%)	(15.1%)
Service Revenues (3)	$431,246	$614	$431,860	$436,169	(1.1%)	(1.0%)
Product Sales and Other (4)	$79,986	$48	$80,034	$69,488	15.1%	15.2%
Total Revenues	$511,232	$661	$511,893	$505,656	1.1%	1.2%
CE
Digital Subscription Revenues (1)	$97,341	$2,281	$99,622	$83,769	16.2%	18.9%
Studio + Digital Fees (2)	$39,377	$949	$40,326	$47,630	(17.3%)	(15.3%)
Service Revenues (3)	$136,718	$3,231	$139,949	$131,399	4.0%	6.5%
Product Sales and Other (4)	$21,091	$530	$21,621	$22,087	(4.5%)	(2.1%)
Total Revenues	$157,809	$3,760	$161,569	$153,486	2.8%	5.3%
UK
Digital Subscription Revenues (1)	$15,147	$395	$15,542	$13,411	12.9%	15.9%
Studio + Digital Fees (2)	$19,130	$472	$19,602	$22,761	(16.0%)	(13.9%)
Service Revenues (3)	$34,277	$866	$35,143	$36,172	(5.2%)	(2.8%)
Product Sales and Other (4)	$10,488	$213	$10,701	$12,964	(19.1%)	(17.5%)
Total Revenues	$44,765	$1,079	$45,844	$49,136	(8.9%)	(6.7%)
Other (5)
Digital Subscription Revenues (1)	$7,706	$691	$8,397	$7,033	9.6%	19.4%
Studio + Digital Fees (2)	$7,707	$753	$8,460	$9,722	(20.7%)	(13.0%)
Service Revenues (3)	$15,413	$1,443	$16,856	$16,755	(8.0%)	0.6%
Product Sales and Other (4)	$4,779	$151	$4,930	$7,155	(33.2%)	(31.1%)
Total Revenues	$20,192	$1,594	$21,786	$23,910	(15.5%)	(8.9%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product.
(2)	“Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Service Revenues” equal “Digital Subscription Revenues” plus “Studio + Digital Fees”.
(4)

“Product Sales” are sales of consumer products in studios, via e-commerce, and through several trusted retail partners, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues (including revenues from the WW Presents: Oprah’s 2020 Vision tour), and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and royalties.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

									Q2 2020 Variance
											2020 Constant Currency
	Q2 2020							Q2 2019		2020		2020
	GAAP	Adjustment		Adjusted	Currency Adjustment	Constant Currency	Adjusted Constant Currency	GAAP	2020 vs 2019	Adusted vs 2019	2020 vs 2019	Adjusted vs 2019
Selected Financial Data
Gross Profit	$194,671	$6,503	(1)	$201,174	$2,212	$196,883	$203,386	$215,814	(9.8%)	(6.8%)	(8.8%)	(5.8%)
Gross Margin	58.3%			60.3%		58.4%	60.3%	58.5%

Selling, General and Administrative Expenses	$101,792	$(37,392	)(2)	$64,400	$518	$102,310	$64,918	$60,374	68.6%	6.7%	69.5%	7.5%

Operating Income	$50,985	$43,895	(3)	$94,879	$1,372	$52,357	$96,251	$105,473	(51.7%)	(10.0%)	(50.4%)	(8.7%)
Operating Income Margin	15.3%			28.4%		15.5%	28.6%	28.6%

Note: Totals may not sum due to rounding.

(1)	Excludes $6,503 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(2)

Excludes the one-time stock compensation expense of $32,686 associated with the previously disclosed option granted to Ms. Oprah Winfrey in connection with the Company extending its partnership with Ms. Winfrey and $4,706 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

(3)

Excludes the one-time stock compensation expense of $32,686 associated with the previously disclosed option granted to Ms. Oprah Winfrey in connection with the Company extending its partnership with Ms. Winfrey and the $6,503 and $4,706 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of services and selling, general and administrative expenses, respectively.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

									First Half 2020 Variance
											2020 Constant Currency
	First Half 2020							First Half 2019		2020		2020
							Adjusted		2020	Adjusted	2020	Adjusted
					Currency	Constant	Constant		vs	vs	vs	vs
	GAAP	Adjustment		Adjusted	Adjustment	Currency	Currency	GAAP	2019	2019	2019	2019
Selected Financial Data
Gross Profit	$405,662	$6,503	(1)	$412,165	$4,417	$410,079	$416,582	$416,763	(2.7%)	(1.1%)	(1.6%)	(0.0%)
Gross Margin	55.3%			56.2%		55.3%	56.2%	56.9%

Selling, General and Administrative Expenses	$166,318	$(37,392	)(2)	$128,927	$1,017	$167,335	$129,944	$125,176	32.9%	3.0%	33.7%	3.8%

Operating Income	$75,851	$47,560	(3)	$123,411	$1,167	$77,018	$125,542	$127,371	(40.4%)	(3.1%)	(39.5%)	(1.4%)
Operating Income Margin	10.3%			16.8%		10.4%	16.9%	17.4%

Note: Totals may not sum due to rounding.

(1)	Excludes $6,503 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(2)

Excludes the one-time stock compensation expense of $32,686 associated with the previously disclosed option granted to Ms. Oprah Winfrey in connection with the Company extending its partnership with Ms. Winfrey and $4,706 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

(3)

Excludes the one-time stock compensation expense of $32,686 associated with the previously disclosed option granted to Ms. Oprah Winfrey in connection with the Company extending its partnership with Ms. Winfrey, the $6,503 and $4,706 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of services and selling, general and administrative expenses, respectively, and the impairment charge of $3,665 for the Company’s goodwill related to its Brazil operations.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS)

UNAUDITED

	Three Months Ended		Six Months Ended
	June 27,	June 29,	June 27,	June 29,
	2020	2019	2020	2019

Net Income	$14,006	$53,834	$7,943	$43,148
Interest	30,995	34,732	62,546	69,927
Taxes	5,592	16,586	4,942	13,711
Depreciation and Amortization	12,771	11,288	24,983	22,693
Stock-based Compensation	38,686	4,872	42,651	9,684

EBITDAS	$102,049	$121,312	$143,064	$159,163
2020 Restructuring Charges (1)	11,209	—	11,209	—
Goodwill Impairment (2)	—	—	3,665	—

Adjusted EBITDAS	$113,258	$121,312	$157,938	$159,163

Note: Totals may not sum due to rounding.

(1)	Charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(2)	Impairment charge of the Company’s goodwill related to its Brazil operations.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT RATIO)

UNAUDITED

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Trailing Twelve Months
Net Debt to Adjusted EBITDAS
Net Income (Loss)	$47,086	$29,383	$(6,063)	$14,006	$84,412
Interest	33,118	32,222	31,551	30,995	127,886
Taxes	13,123	4,679	(651)	5,592	22,743
Depreciation and Amortization	10,850	11,474	12,211	12,771	47,306
Stock-based Compensation	5,243	5,544	3,965	38,686	53,438

EBITDAS	$109,420	$83,302	$41,013	$102,049	$335,785

2020 Restructuring Charges (1)	$—	$—	$—	$11,209	11,209
Goodwill Impairment (2)	$—	$—	$3,665	$—	$3,665

Adjusted EBITDAS	$109,420	$83,302	$44,678	$113,258	$350,659

Total Debt					$1,540,610
Less: Cash					150,409

Net Debt					$1,390,201

Net Debt to Adjusted EBITDAS					4 X

Note: Totals may not sum due to rounding.

(1)	Charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(2)	Impairment charge of the Company’s goodwill related to its Brazil operations.